Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as of June 30, 2010

(unaudited)

The following financial supplement is provided to assist in your understanding of PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd. Financial Supplement - June 30, 2010 Table of Contents
Page
Regulation G
Consolidated Financial Statements
Consolidated Income Statements	1-2
Condensed Consolidated Balance Sheets	3
Condensed Consolidated Statements of Cash Flows	4-5
Consolidated Statements of Comprehensive Income	6
Segment Information
For the three months ended June 30, 2010 and 2009	7-8
For the six months ended June 30, 2010 and 2009	9-10
Non-life segment	11-12
U.S. sub-segment	13-14
Global (Non-U.S.) P&C sub-segment	15-16
Global (Non-U.S.) Specialty sub-segment	17-18
Catastrophe sub-segment	19-20
Paris Re sub-segment	21
Life segment	22-23
Corporate and Other	24-25
Distribution of Premiums
Distribution of Premiums by line of business, geography and production source	26-27
Distribution of Premiums by reinsurance type	28-29
Investments
Investment Portfolio	30
Distribution of Corporate Bonds	31
Distribution of Equities	32
Distribution of Mortgage/Asset-Backed Securities	33
Other Invested Assets including Private Markets and Derivative Exposures	34
Funds Held - Directly Managed Portfolio	35
Distribution of Corporate Bonds - Funds Held - Directly Managed	36
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)	37-38
Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses) on Funds Held - Directly Managed	39
Loss Reserves
Analysis of Unpaid Losses and Loss Expenses	40-41
Analysis of Policy Benefits for Life and Annuity Contracts	42-43
Reserve Development	44

Reconciliation of GAAP and non-GAAP measures	45-47
Diluted Book Value per Common Share - Treasury Stock Method	48
Diluted Book Value per Common Share - Rollforward	49-51
Pro-forma Information - Paris Re	52
Paris Re Acqusition Related Expenses	53

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Common Shareholders’ Equity (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax, net realized gain on purchase of capital efficient notes, net of tax, and the interest in earnings (losses) of equity investments, net of tax, where the Company does not control the investee companies’ activities, and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of common and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Operating Earnings (Loss) for the period divided by the common shareholders’ equity as of the beginning of the year (adjusted for the period ended December 31, 2009 to include the equity issued related to the acquisition of Paris Re). Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value excluding NURGL) and Diluted Book Value per Common and Common Share Equivalents Outstanding excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value excluding NURGL): The Company calculates Book Value excluding NURGL using common shareholders’ equity less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value excluding NURGL using Book Value excluding NURGL divided by the weighted average number of common and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of total shareholders’ equity, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the three months ended
	June 30, 2010 (1)	March 31, 2010 (1)	December 31, 2009 (A) (1)	September 30, 2009	June 30, 2009

Revenues
Gross premiums written	$1,140,175	$1,909,326	$920,645	$893,714	$846,149

Net premiums written	$1,112,735	$1,784,165	$904,440	$891,547	$844,659
(Increase) decrease in unearned premiums	(8,104)	(630,386)	432,115	199,144	(18,530)

Net premiums earned	1,104,631	1,153,779	1,336,555	1,090,691	826,129
Net investment income	174,454	173,122	182,000	145,350	135,593
Net realized and unrealized investment gains	46,046	145,474	25,063	330,226	306,536
Other income	753	1,274	5,986	8,385	3,361

Total revenues	1,325,884	1,473,649	1,549,604	1,574,652	1,271,619

Expenses
Losses and loss expenses and life policy benefits	704,631	1,012,337	743,271	574,228	458,898
Acquisition costs	244,144	220,107	271,081	232,475	181,689
Other operating expenses	160,151	128,134	146,522	102,224	98,468
Interest expense	12,803	7,132	6,657	6,161	6,335
Amortization of intangible assets	7,833	4,803	(6,133)	-	-
Net foreign exchange (gains) losses	(11,021)	(3,627)	(4,046)	961	1,202

Total expenses	1,118,541	1,368,886	1,157,352	916,049	746,592

Income before taxes and interest in earnings of equity investments	207,343	104,763	392,252	658,603	525,027
Income tax expense	17,762	27,554	51,892	93,433	56,954
Interest in earnings of equity investments	1,346	2,445	14,000	1,535	6,196

Net income	$190,927	$79,654	$354,360	$566,705	$474,269

Preferred dividends	$8,631	$8,631	$8,631	$8,631	$8,631

Operating earnings (loss) available to common shareholders	$151,537	$(41,782)	$315,049	$282,064	$179,290

Comprehensive income, net of tax	$84,271	$6,978	$367,959	$605,974	$512,396

Per Share Data:
Earnings per common share:
Basic operating earnings (loss)	$1.96	$(0.51)	$3.95	$4.85	$3.17
Net realized and unrealized investment gains, net of tax	0.38	1.35	0.22	4.72	4.94
Interest in earnings of equity investments, net of tax	0.02	0.03	0.17	0.03	0.12

Basic net income	$2.36	$0.87	$4.34	$9.60	$8.23

Weighted average number of common shares outstanding	77,365.4	81,696.9	79,702.2	58,118.2	56,609.8
Diluted operating earnings (loss) (1) (2)	$1.92	$(0.50)	$3.87	$4.77	$3.12
Net realized and unrealized investment gains, net of tax	0.38	1.33	0.22	4.64	4.86
Interest in earnings of equity investments, net of tax	0.01	0.02	0.16	0.03	0.12

Diluted net income	$2.31	$0.85	$4.25	$9.44	$8.10

Weighted average number of common and common share equivalents outstanding	78,796.4	83,328.8	81,441.2	59,128.5	57,469.0

(1)	See page 53 for further analysis of Paris Re acquisition related expenses.
(2)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Income Statements

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2010 (1)	June 30, 2009	December 31, 2009 (A) (1)	December 31, 2008

Revenues
Gross premiums written	$3,049,501	$2,186,528	$4,000,888	$4,028,248

Net premiums written	$2,896,899	$2,152,717	$3,948,704	$3,989,435
(Increase) decrease in unearned premiums	(638,489)	(460,138)	171,121	(61,411)

Net premiums earned	2,258,410	1,692,579	4,119,825	3,928,024
Net investment income	347,576	268,720	596,071	572,964
Net realized and unrealized investment gains (losses)	191,519	236,417	591,707	(531,360)
Net realized gain on purchase of capital efficient notes	-	88,427	88,427	-
Other income	2,028	7,942	22,312	10,335

Total revenues	2,799,533	2,294,085	5,418,342	3,979,963

Expenses
Losses and loss expenses and life policy benefits	1,716,967	977,797	2,295,296	2,609,220
Acquisition costs	464,251	381,657	885,214	898,882
Other operating expenses	288,286	182,062	430,808	365,009
Interest expense	19,935	15,482	28,301	51,228
Amortization of intangible assets	12,636	-	(6,133)	-
Net foreign exchange (gains) losses	(14,648)	4,550	1,464	(6,221)

Total expenses	2,487,427	1,561,548	3,634,950	3,918,118

Income before taxes and interest in earnings (losses) of equity investments	312,106	732,537	1,783,392	61,845
Income tax expense	45,316	116,765	262,090	9,705
Interest in earnings (losses) of equity investments	3,791	17	15,552	(5,573)

Net income	$270,581	$615,789	$1,536,854	$46,567

Preferred dividends	$17,263	$17,263	$34,525	$34,525

Operating earnings available to common shareholders	$109,755	$335,033	$932,146	$469,304

Comprehensive income (loss), net of tax	$91,249	$625,040	$1,598,973	$(113,914)

Per Share Data:
Earnings per common share:
Basic operating earnings	$1.38	$5.92	$14.85	$8.64
Net realized and unrealized investment gains (losses), net of tax	1.77	3.63	7.91	(8.35)
Net realized gain on purchase of capital efficient notes, net of tax	-	1.00	0.91	-
Interest in earnings (losses) of equity investments, net of tax	0.04	0.03	0.26	(0.07)

Basic net income	$3.19	$10.58	$23.93	$0.22

Weighted average number of common shares outstanding	79,519.2	56,560.8	62,786.2	54,347.1
Diluted operating earnings (1)	$1.35	$5.84	$14.59	$8.43
Net realized and unrealized investment gains (losses), net of tax	1.74	3.57	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	-	0.99	0.89	-
Interest in earnings (losses) of equity investments, net of tax	0.04	0.03	0.25	(0.06)

Diluted net income	$3.13	$10.43	$23.51	$0.22

Weighted average number of common and common share equivalents outstanding	81,050.7	57,394.9	63,890.6	55,639.6

(1)	See page 53 for further analysis of Paris Re acquisition related expenses.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2010		March 31, 2010		December 31, 2009 (A)		September 30, 2009		June 30, 2009		December 31, 2008		December 31, 2007
Assets
Total investments	$14,796,197		$15,228,997		$15,301,510		$12,285,816		$11,453,886		$10,886,391		$10,917,341
Funds held - directly managed	1,875,305		1,981,665		2,124,826		-		-		-		-
Cash and cash equivalents	1,085,325		1,319,275		738,309		772,250		616,290		838,280		654,895
Accrued investment income	184,715		204,591		218,739		167,902		184,925		169,103		176,386
Reinsurance balances receivable	2,627,422		2,908,652		2,249,181		1,977,265		2,051,940		1,719,694		1,449,702
Funds held by reinsured companies	859,050		900,257		938,039		851,932		827,457		786,422		1,083,036
Deferred acquisition costs	672,694		709,745		614,857		646,341		673,685		617,121		641,818
Goodwill	455,533		455,533		455,533		429,519		429,519		429,519		429,519
Intangible assets	206,044		224,264		247,269		-		-		-		-
Other assets	873,849		884,197		844,281		628,621		736,369		832,790		796,799

Total assets	$23,636,134		$24,817,176		$23,732,544		$17,759,646		$16,974,071		$16,279,320		$16,149,496

Liabilities
Unpaid losses and loss expenses	$10,342,589		$10,930,486		$10,811,483		$7,558,318		$7,396,600		$7,510,666		$7,231,436
Policy benefits for life and annuity contracts	1,566,899		1,613,662		1,615,193		1,580,380		1,546,779		1,432,015		1,541,687
Unearned premiums	2,295,576		2,371,256		1,706,816		1,594,274		1,771,401		1,273,787		1,267,873
Other reinsurance balances payable	478,862		488,664		426,091		216,537		237,397		209,007		156,055
Debt obligations	1,020,989		1,020,989		520,989		520,989		520,989		907,605		877,605
Other liabilities	859,977		1,003,608		1,006,245		844,594		733,227		747,132		753,283

Total liabilities	16,564,892		17,428,665		16,086,817		12,315,092		12,206,393		12,080,212		11,827,939
Total shareholders’ equity	7,071,242		7,388,511		7,645,727		5,444,554		4,767,678		4,199,108		4,321,557

Total liabilities and shareholders’ equity	$23,636,134		$24,817,176		$23,732,544		$17,759,646		$16,974,071		$16,279,320		$16,149,496

Shareholders’ Equity Per Common Share (excluding cumulative preferred shares)	$86.94		$85.84		$86.29		$84.51		$74.97		$65.17		$70.07

Diluted Book Value Per Common and Common Share Equivalents
Outstanding (assuming exercise of all share-based awards)	$85.32		$84.12		$84.51		$83.07		$73.85		$63.95		$67.96

Number of Common and Common Share Equivalents Outstanding	76,780.8		81,647.4		84,319.7		59,281.8		57,514.3		57,533.9		55,936.4

Capital Structure:
Long-term debt	$-	-%	$-	-%	$-	-%	$-	-%	$200,000	4%	$200,000	4%	$620,000	12%
Senior notes(1)	750,000	9	750,000	9	250,000	3	250,000	4	250,000	5	250,000	5	-	-
Capital efficient notes(2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	250,000	5	250,000	5
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	4	290,000	3	290,000	4	290,000	5	290,000	6	290,000	6	290,000	6
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	3	230,000	3	230,000	3	230,000	4	230,000	4	230,000	5	230,000	4
Common shareholders’ equity	6,551,242	83	6,868,511	84	7,125,727	89	4,924,554	86	4,247,678	80	3,679,108	75	3,801,557	73

Total Capital	$7,884,626	100%	$8,201,895	100%	$7,959,111	100%	$5,757,938	100%	$5,281,062	100%	$4,899,108	100%	$5,191,557	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million for all Condensed Consolidated Balance Sheet dates in 2010 and 2009 and $257.6 million for all other Condensed Consolidated Balance Sheet dates presented.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended

	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Net cash provided by operating activities:

Underwriting operations	$6	$238	$198	$168	$37

Investment income	208	199	167	169	136

Taxes and foreign exchange	(87)	(23)	(41)	10	1

Net cash provided by operating activities	$127	$414	$324	$347	$174

Net cash provided by operating activities	$127	$414	$324	$347	$174

Net cash provided by (used in) investing activities (1)	84	(31)	12	(169)	(110)

Net cash (used in) provided by financing activities (2)	(409)	225	(373)	(30)	(33)

Effect of foreign exchange rate changes on cash	(36)	(27)	3	8	13

(Decrease) increase in cash and cash equivalents	(234)	581	(34)	156	44

Cash and cash equivalents - beginning of period	1,319	738	772	616	572

Cash and cash equivalents - end of period	$1,085	$1,319	$738	$772	$616

(1)	For the three months ended December 31, 2009, net cash provided by (used in) investing activities includes $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the three months ended December 31, 2009, net cash (used in) provided by financing activities includes $330 million related to the Paris Re share capital repayment.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended

	June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Net cash provided by operating activities:

Underwriting operations	$244	$184	$550	$604

Investment income	407	267	603	580

Taxes and foreign exchange	(110)	(23)	(54)	(25)

Net cash provided by operating activities	$541	$428	$1,099	$1,159

Net cash provided by operating activities	$541	$428	$1,099	$1,159

Net cash provided by (used in) investing activities (1)	53	(290)	(447)	(944)

Net cash used in financing activities (2)	(184)	(362)	(765)	(2)

Effect of foreign exchange rate changes on cash	(63)	2	13	(30)

Increase (decrease) in cash and cash equivalents	347	(222)	(100)	183

Cash and cash equivalents - beginning of period	738	838	838	655

Cash and cash equivalents - end of period	$1,085	$616	$738	$838

(1)	For the year ended December 31, 2009, net cash provided by (used in) investing activities includes $492 million of cash acquired related to the acquisition of Paris Re.
(2)	For the year ended December 31, 2009, net cash used in financing activities includes $330 million related to the Paris Re share capital repayment.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended

	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Net income	$190,927	$79,654	$354,360	$566,705	$474,269
Change in currency translation adjustment	(105,335)	(68,743)	112	40,121	38,922
Change in net unrealized gains or losses on investments, net of tax	(257)	(4,129)	7,114	(164)	(9)
Change in unfunded pension obligation, net of tax	(1,064)	196	6,373	(688)	(786)

Comprehensive income	$84,271	$6,978	$367,959	$605,974	$512,396

		For the six months ended		For the year ended

		June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008
Net income		$270,581	$615,789	$1,536,854	$46,567
Change in currency translation adjustment		(174,078)	1,129	47,955	(162,889)
Change in net unrealized gains or losses on investments, net of tax		(4,386)	7,722	8,079	15,157
Change in unfunded pension obligation, net of tax		(868)	400	6,085	(12,749)

Comprehensive income (loss)		$91,249	$625,040	$1,598,973	$(113,914)

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended June 30, 2010

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$170	$144	$288	$125	$246	$973	$167	$-	$1,140

Net premiums written	$170	$142	$285	$125	$217	$939	$167	$7	$1,113
Decrease (increase) in unearned premiums	14	32	(18)	(63)	27	(8)	6	(6)	(8)

Net premiums earned	$184	$174	$267	$62	$244	$931	$173	$1	$1,105
Losses and loss expenses and life policy benefits	(95)	(112)	(173)	19	(175)	(536)	(169)	-	(705)
Acquisition costs	(60)	(45)	(63)	(5)	(46)	(219)	(25)	-	(244)

Technical result	$29	$17	$31	$76	$23	$176	$(21)	$1	$156

Other income (loss)						1	1	(1)	1
Other operating expenses						(82)	(13)	(65)	(160)

Underwriting result						$95	$(33)	n/a	$(3)

Net investment income							20	154	174

Allocated underwriting result (1)							$(13)	n/a	n/a

Net realized and unrealized investment gains								46	46
Interest expense								(13)	(13)
Amortization of intangible assets								(8)	(8)
Net foreign exchange gains								11	11
Income tax expense								(17)	(17)
Interest in earnings of equity investments								1	1

Net income								n/a	$191

Loss ratio (2)	51.4%	64.4%	64.9%	(30.4)%	71.8%	57.6%
Acquisition ratio (3)	32.4	25.6	23.5	8.1	18.9	23.4

Technical ratio (4)	83.8%	90.0%	88.4%	(22.3)%	90.7%	81.0%
Other operating expense ratio (5)						8.8

Combined ratio (6)						89.8%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the three months ended June 30, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$248	$120	$232	$125	$725	$116	$5	$846

Net premiums written	$249	$118	$232	$125	$724	$116	$5	$845
Decrease (increase) in unearned premiums	9	43	-	(73)	(21)	7	(5)	(19)

Net premiums earned	$258	$161	$232	$52	$703	$123	$-	$826
Losses and loss expenses and life policy benefits	(164)	(83)	(152)	22	(377)	(85)	3	(459)
Acquisition costs	(63)	(38)	(50)	(4)	(155)	(27)	-	(182)

Technical result	$31	$40	$30	$70	$171	$11	$3	$185

Other income					1	-	2	3
Other operating expenses					(55)	(11)	(32)	(98)

Underwriting result					$117	$-	n/a	$90

Net investment income						15	121	136

Allocated underwriting result (1)						$15	n/a	n/a

Net realized and unrealized investment gains							307	307
Interest expense							(6)	(6)
Net foreign exchange losses							(2)	(2)
Income tax expense							(57)	(57)
Interest in earnings of equity investments							6	6

Net income							n/a	$474

Loss ratio (2)	63.7%	51.5%	65.5%	(43.0)%	53.6%
Acquisition ratio (3)	24.2	23.7	21.5	7.9	22.0

Technical ratio (4)	87.9%	75.2%	87.0%	(35.1)%	75.6%
Other operating expense ratio (5)					7.9

Combined ratio (6)					83.5%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the six months ended June 30, 2010

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Paris Re	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$462	$485	$667	$371	$707	$2,692	$354	$3	$3,049

Net premiums written	$462	$482	$637	$371	$594	$2,546	$349	$2	$2,897
Increase in unearned premiums	(45)	(142)	(115)	(218)	(106)	(626)	(12)	(1)	(639)

Net premiums earned	$417	$340	$522	$153	$488	$1,920	$337	$1	$2,258
Losses and loss expenses and life policy benefits	(245)	(305)	(358)	(105)	(405)	(1,418)	(299)	-	(1,717)
Acquisition costs	(121)	(84)	(113)	(12)	(85)	(415)	(49)	-	(464)

Technical result	$51	$(49)	$51	$36	$(2)	$87	$(11)	$1	$77

Other income (loss)						2	1	(1)	2
Other operating expenses						(160)	(27)	(101)	(288)

Underwriting result						$(71)	$(37)	n/a	$(209)

Net investment income							37	311	348

Allocated underwriting result (1)							$-	n/a	n/a

Net realized and unrealized investment gains								191	191
Interest expense								(20)	(20)
Amortization of intangible assets								(13)	(13)
Net foreign exchange gains								15	15
Income tax expense								(45)	(45)
Interest in earnings of equity investments								4	4

Net income								n/a	$271

Loss ratio (2)	58.7%	89.6%	68.6%	68.4%	83.0%	73.9%
Acquisition ratio (3)	28.9	24.7	21.8	8.0	17.4	21.6

Technical ratio (4)	87.6%	114.3%	90.4%	76.4%	100.4%	95.5%
Other operating expense ratio (5)						8.3

Combined ratio (6)						103.8%

PartnerRe Ltd.

Segment Information

(in millions of U.S. dollars)

(Unaudited)

For the six months ended June 30, 2009

	U.S.	Global (Non-U.S.) P&C	Global (Non-U.S.) Specialty	Catastrophe	Total Non-life Segment	Life Segment	Corporate and Other	Total

Gross premiums written	$561	$419	$591	$330	$1,901	$281	$5	$2,187

Net premiums written	$561	$417	$563	$330	$1,871	$277	$5	$2,153
Increase in unearned premiums	(61)	(99)	(84)	(199)	(443)	(14)	(3)	(460)

Net premiums earned	$500	$318	$479	$131	$1,428	$263	$2	$1,693
Losses and loss expenses and life policy benefits	(326)	(158)	(309)	11	(782)	(198)	2	(978)
Acquisition costs	(126)	(79)	(110)	(12)	(327)	(55)	-	(382)

Technical result	$48	$81	$60	$130	$319	$10	$4	$333

Other income					3	1	4	8
Other operating expenses					(109)	(21)	(52)	(182)

Underwriting result					$213	$(10)	n/a	$159

Net investment income						30	239	269

Allocated underwriting result (1)						$20	n/a	n/a

Net realized and unrealized investment gains							236	236
Net realized gain on purchase of capital efficient notes							89	89
Interest expense							(15)	(15)
Net foreign exchange losses							(5)	(5)
Income tax expense							(117)	(117)
Interest in earnings of equity investments							-	-

Net income							n/a	$616

Loss ratio (2)	65.2%	49.6%	64.5%	(8.6)%	54.8%
Acquisition ratio (3)	25.2	24.9	23.0	8.9	22.9

Technical ratio (4)	90.4%	74.5%	87.5%	0.3%	77.7%
Other operating expense ratio (5)					7.6

Combined ratio (6)					85.3%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2010 (B)	2010	2009 (A)	2009	2009

Net premiums written	$939	$1,607	$747	$733	$724

Net premiums earned	$931	$989	$1,171	$926	$703

Losses and loss expenses	(536)	(881)	(616)	(459)	(377)
Acquisition costs	(219)	(197)	(241)	(204)	(155)

Technical result	$176	$(89)	$314	$263	$171

Other income	1	1	4	5	1
Other operating expenses	(82)	(78)	(83)	(61)	(55)

Underwriting result	$95	$(166)	$235	$207	$117

Loss ratio (2)	57.6%	89.1%	52.7%	49.5%	53.6%
Acquisition ratio (3)	23.4	19.9	20.5	22.0	22.0

Technical ratio (4)	81.0%	109.0%	73.2%	71.5%	75.6%
Other operating expense ratio (5)	8.8	7.9	7.1	6.6	7.9

Combined ratio (6)	89.8%	116.9%	80.3%	78.1%	83.5%

(A) The Company's results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

(B) Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances.

For the three months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $21.3 million and $22.1 million, respectively, compared to the three months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the six months ended		For the year ended
	June 30, 2010 (B)	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Net premiums written	$2,546	$1,871	$3,351	$3,392

Net premiums earned	$1,920	$1,428	$3,525	$3,334

Losses and loss expenses	(1,418)	(782)	(1,858)	(2,131)
Acquisition costs	(415)	(327)	(772)	(777)

Technical result	$87	$319	$895	$426

Other income	2	3	13	4
Other operating expenses	(160)	(109)	(253)	(231)

Underwriting result	$(71)	$213	$655	$199

Loss ratio (2)	73.9%	54.8%	52.7%	63.9%
Acquisition ratio (3)	21.6	22.9	21.9	23.3

Technical ratio (4)	95.5%	77.7%	74.6%	87.2%
Other operating expense ratio (5)	8.3	7.6	7.2	6.9

Combined ratio (6)	103.8%	85.3%	81.8%	94.1%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

(B)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $83.6 million and $57.0 million, respectively, compared to the six months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Net premiums written	$170	$293	$229	$279	$249

Net premiums earned	$184	$233	$291	$312	$258

Losses and loss expenses	(95)	(150)	(162)	(171)	(164)
Acquisition costs	(60)	(61)	(78)	(80)	(63)

Technical result	$29	$22	$51	$61	$31

Loss ratio (2)	51.4%	64.5%	55.7%	54.9%	63.7%
Acquisition ratio (3)	32.4	26.2	26.7	25.7	24.2

Technical ratio (4)	83.8%	90.7%	82.4%	80.6%	87.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	47%	44%	40%	35%	39%
Property	26	20	11	24	20
Agriculture	(3)	10	34	21	19
Motor	10	9	11	10	7
Multiline	3	11	1	4	3
Other	17	6	3	6	12

Total	100%	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

U.S. sub-segment

	For the six months ended		For the year ended
	June 30, 2010	June 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$462	$561	$1,070	$1,064

Net premiums earned	$417	$500	$1,103	$1,088

Losses and loss expenses	(245)	(326)	(660)	(812)
Acquisition costs	(121)	(126)	(284)	(261)

Technical result	$51	$48	$159	$15

Loss ratio (2)	58.7%	65.2%	59.8%	74.6%
Acquisition ratio (3)	28.9	25.2	25.8	24.0

Technical ratio (4)	87.6%	90.4%	85.6%	98.6%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	45%	42%	40%	45%
Property	22	19	18	15
Agriculture	5	17	22	23
Motor	10	7	9	5
Multiline	8	7	5	6
Other	10	8	6	6

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended
	June 30, 2010 (A)	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Net premiums written	$142	$339	$103	$124	$118

Net premiums earned	$174	$166	$190	$160	$161

Losses and loss expenses	(112)	(193)	(99)	(84)	(83)
Acquisition costs	(45)	(39)	(47)	(39)	(38)

Technical result	$17	$(66)	$44	$37	$40

Loss ratio (2)	64.4%	116.1%	52.3%	52.2%	51.5%
Acquisition ratio (3)	25.6	23.8	24.7	24.5	23.7

Technical ratio (4)	90.0%	139.9%	77.0%	76.7%	75.2%

Distribution of Net Premiums Written by Major Lines of Business:
Property	76%	69%	68%	74%	75%
Motor	16	19	21	20	18
Casualty	8	12	11	6	7

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $10.3 million and $11.3 million, respectively, compared to the three months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the six months ended		For the year ended
	June 30, 2010 (A)	June 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$482	$417	$644	$765

Net premiums earned	$340	$318	$668	$797

Losses and loss expenses	(305)	(158)	(341)	(454)
Acquisition costs	(84)	(79)	(165)	(198)

Technical result	$(49)	$81	$162	$145

Loss ratio (2)	89.6%	49.6%	51.0%	56.9%
Acquisition ratio (3)	24.7	24.9	24.7	24.9

Technical ratio (4)	114.3%	74.5%	75.7%	81.8%

Distribution of Net Premiums Written by Major Lines of Business:
Property	71%	68%	70%	62%
Motor	18	20	20	23
Casualty	11	12	10	15

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $38.1 million and $27.3 million, respectively, compared to the six months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the three months ended
	June 30, 2010 (A)	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Net premiums written	$285	$352	$225	$283	$232

Net premiums earned	$267	$255	$263	$295	$232

Losses and loss expenses	(173)	(185)	(144)	(195)	(152)
Acquisition costs	(63)	(51)	(61)	(73)	(50)

Technical result	$31	$19	$58	$27	$30

Loss ratio (2)	64.9%	72.5%	54.6%	66.1%	65.5%
Acquisition ratio (3)	23.5	19.9	23.4	24.8	21.5

Technical ratio (4)	88.4%	92.4%	78.0%	90.9%	87.0%

Distribution of Net Premiums Written by Major Lines of Business:
Marine	21%	15%	15%	12%	19%
Engineering	16	13	19	26	17
Aviation/Space	15	12	26	17	17
Credit/Surety	15	18	17	15	13
Specialty casualty	13	17	7	9	13
Energy	9	6	5	9	6
Specialty property	7	12	6	6	8
Other	4	7	5	6	7

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $8.0 million and $7.0 million, respectively, compared to the three months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) Specialty sub-segment

	For the six months ended		For the year ended
	June 30, 2010 (A)	June 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$637	$563	$1,071	$1,150

Net premiums earned	$522	$479	$1,037	$1,046

Losses and loss expenses	(358)	(309)	(648)	(721)
Acquisition costs	(113)	(110)	(245)	(281)

Technical result	$51	$60	$144	$44

Loss ratio (2)	68.6%	64.5%	62.5%	69.0%
Acquisition ratio (3)	21.8	23.0	23.6	26.8

Technical ratio (4)	90.4%	87.5%	86.1%	95.8%

Distribution of Net Premiums Written by Major Lines of Business:
Marine	18%	17%	15%	13%
Credit/Surety	17	14	15	20
Specialty casualty	15	15	12	13
Engineering	14	16	19	19
Aviation/Space	13	12	16	16
Specialty property	10	10	8	8
Energy	7	10	9	7
Other	6	6	6	4

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $29.0 million and $21.3 million, respectively, compared to the six months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended
	June 30, 2010 (A)	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Net premiums written	$125	$246	$12	$47	$125

Net premiums earned	$62	$92	$115	$159	$52

Losses and loss expenses	19	(124)	(3)	(9)	22
Acquisition costs	(5)	(7)	(9)	(12)	(4)

Technical result	$76	$(39)	$103	$138	$70

Loss ratio (2)	(30.4)%	134.9%	3.1%	5.6%	(43.0)%
Acquisition ratio (3)	8.1	8.0	7.6	7.4	7.9

Technical ratio (4)	(22.3)%	142.9%	10.7%	13.0%	(35.1)%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $3.0 million and $3.8 million, respectively, compared to the three months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the six months ended		For the year ended
	June 30, 2010 (A)	June 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$371	$330	$388	$413

Net premiums earned	$153	$131	$405	$403

Losses and loss expenses	(105)	11	(1)	(144)
Acquisition costs	(12)	(12)	(32)	(37)

Technical result	$36	$130	$372	$222

Loss ratio (2)	68.4%	(8.6)%	0.3%	35.8%
Acquisition ratio (3)	8.0	8.9	8.0	9.2

Technical ratio (4)	76.4%	0.3%	8.3%	45.0%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $16.7 million and $8.6 million, respectively, compared to the six months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Paris Re sub-segment

			For the period from October 2, 2009 to December 31, 2009	For the six months ended June 30, 2010
	For the three months ended
	June 30, 2010	March 31, 2010

Net premiums written	$217	$377	$178	$594

Net premiums earned	$244	$243	$312	$488

Losses and loss expenses	(175)	(229)	(208)	(405)
Acquisition costs	(46)	(39)	(46)	(85)

Technical result	$23	$(25)	$58	$(2)

Loss ratio (2)	71.8%	94.4%	66.7%	83.0%
Acquisition ratio (3)	18.9	15.8	14.7	17.4

Technical ratio (4)	90.7%	110.2%	81.4%	100.4%

Distribution of Net Premiums Written by Major Lines of Business:
Catastrophe	31%	30%	5%	30%
Property	12	12	17	12
Specialty property	10	1	11	4
Agriculture	8	6	6	7
Motor	7	15	14	12
Marine	6	11	11	9
Credit/Surety	6	4	15	5
Energy	5	2	6	3
Specialty casualty	4	14	2	10
Other	11	5	13	8

Total	100%	100%	100%	100%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the three months ended
	June 30, 2010 (A)	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Net premiums written	$167	$183	$157	$157	$116

Net premiums earned	$173	$165	$164	$160	$123

Life policy benefits	(169)	(132)	(127)	(115)	(85)
Acquisition costs	(25)	(23)	(30)	(28)	(27)

Technical result	$(21)	$10	$7	$17	$11

Other income	1	-	-	-	-
Other operating expenses	(13)	(14)	(13)	(13)	(11)

Underwriting result	$(33)	$(4)	$(6)	$4	$—

Net investment income	20	16	16	16	15

Allocated underwriting result (1)	$(13)	$12	$10	$20	$15

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	79%	80%	76%	79%	80%
Longevity	18	17	20	17	15
Health	3	3	4	4	5

Total	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $6.0 million and $6.2 million, respectively, compared to the three months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life segment

	For the six months ended		For the year ended
	June 30, 2010 (A)	June 30, 2009	December 31, 2009	December 31, 2008

Net premiums written	$349	$277	$591	$579

Net premiums earned	$337	$263	$587	$576

Life policy benefits	(299)	(198)	(440)	(463)
Acquisition costs	(49)	(55)	(113)	(120)

Technical result	$(11)	$10	$34	$(7)

Other income	1	1	2	-
Other operating expenses	(27)	(21)	(47)	(43)

Underwriting result	$(37)	$(10)	$(11)	$(50)
Net investment income	37	30	62	67
Allocated underwriting result (1)	$-	$20	$51	$17

Distribution of Net Premiums Written by Major Lines of Business:
Mortality	80%	84%	80%	86%
Longevity	17	12	16	11
Health	3	4	4	3

Total	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the six months ended June 30, 2010, net premiums written and net premiums earned include foreign exchange impacts of $20.7 million and $19.1 million, respectively, compared to the six months ended June 30, 2009.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended

	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Technical result	$1	$-	$2	$4	$3

Other (loss) income	(1)	-	2	3	2
Corporate expenses - acquisition related	(2)	(3)	(18)	(8)	(10)
Corporate expenses - voluntary termination plan	(34)	(1)	-	-	-
Corporate expenses (1)	(26)	(28)	(28)	(17)	(19)
Other operating expenses	(3)	(4)	(5)	(3)	(3)

Net investment income	154	157	166	129	121

Net realized and unrealized investment gains	46	146	25	330	307
Interest expense	(13)	(7)	(7)	(6)	(6)
Amortization of intangible assets	(8)	(5)	6	-	-
Net foreign exchange gains (losses)	11	4	4	(1)	(2)
Income tax expense	(17)	(27)	(52)	(93)	(57)
Interest in earnings of equity investments	1	2	14	2	6

(1)	The Company’s corporate expenses for the three months ended June 30, 2010, March 31, 2010 and December 31, 2009 include $7 million, $6 million and $9 million, respectively, of corporate expenses related to Paris Re.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the six months ended		For the year ended
	June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Technical result	$1	$4	$10	$1

Other (loss) income	(1)	4	7	6
Corporate expenses - acquisition related	(4)	-	(36)	-
Corporate expenses - voluntary termination plan	(35)	-	-	-
Corporate expenses (1)	(55)	(46)	(81)	(75)
Other operating expenses	(7)	(6)	(14)	(16)

Net investment income	311	239	534	506

Net realized and unrealized investment gains (losses)	191	236	591	(531)
Net realized gain on purchase of capital efficient notes	-	89	89	-
Interest expense	(20)	(15)	(28)	(51)
Amortization of intangible assets	(13)	-	6	-
Net foreign exchange gains (losses)	15	(5)	(1)	6
Income tax expense	(45)	(117)	(262)	(10)
Interest in earnings (losses) of equity investments	4	-	16	(5)

(1)	The Company’s corporate expenses for the six months ended June 30, 2010 and the year ended December 31, 2009 include $13 million and $9 million, respectively, of corporate expenses related to Paris Re.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	8%	10%	11%	12%	13%
Property	16	19	14	18	16
Motor	5	8	8	6	4
Multiline and other	4	2	1	2	3
Specialty
Agriculture	2	4	11	9	8
Aviation/Space	5	3	7	5	5
Catastrophe	17	20	2	5	15
Credit/Surety	6	5	8	6	5
Energy	3	2	3	3	2
Engineering	4	3	5	8	5
Marine	7	5	6	4	5
Specialty casualty	4	6	2	3	3
Specialty property	4	3	4	2	2
Life	15	10	18	17	14

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Europe	36%	48%	41%	36%	32%
North America	36	36	39	42	48
Asia, Australia and New Zealand	16	8	8	7	11
Latin America, Caribbean and Africa	12	8	12	15	9

	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	76%	74%	70%	73%	76%
Direct	24	26	30	27	24

	100%	100%	100%	100%	100%

(A) The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended

	June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Distribution of Net Premiums Written by
Line of Business:
Non-life
Property and casualty
Casualty	9%	13%	12%	15%
Property	18	18	17	16
Motor	7	6	6	6
Multiline and other	3	3	2	3
Specialty
Agriculture	4	6	8	7
Aviation/Space	3	3	5	5
Catastrophe	19	15	10	10
Credit/Surety	6	5	6	7
Energy	2	3	3	2
Engineering	3	4	5	5
Marine	6	4	5	4
Specialty casualty	5	4	3	4
Specialty property	3	3	3	2
Life	12	13	15	14

	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Geography:
Europe	44%	42%	41%	46%
North America	36	42	41	41
Asia, Australia and New Zealand	11	8	8	5
Latin America, Caribbean and Africa	9	8	10	8

	100%	100%	100%	100%

Distribution of Gross Premiums Written by
Production Source:
Broker	75%	72%	72%	71%
Direct	25	28	28	29

	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Distribution of Gross Premiums Written by Reinsurance Type
Non-life sub-segment:

U.S.
Non-Proportional	31%	42%	12%	26%	27%
Proportional	69	58	88	74	73

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	11%	36%	5%	22%	16%
Proportional	89	64	95	78	84

Total	100%	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	23%	25%	9%	13%	21%
Proportional	77	75	91	87	79

Total	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	99%	92%	98%	97%
Proportional	3	1	8	2	3

Total	100%	100%	100%	100%	100%

Paris Re
Non-Proportional	51%	71%	48%	n/a %	n/a %
Proportional	49	29	52	n/a	n/a

Total	100%	100%	100%	n/a %	n/a %

Non-life total
Non-Proportional	39%	53%	20%	25%	35%
Proportional	61	47	80	75	65

Total	100%	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a—not applicable

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Distribution of Gross Premiums Written by Reinsurance Type
Non-life sub-segment:

U.S.
Non-Proportional	38%	37%	29%	32%
Proportional	62	63	71	68

Total	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	29%	29%	24%	24%
Proportional	71	71	76	76

Total	100%	100%	100%	100%

Global (Non-U.S.) Specialty
Non-Proportional	24%	22%	17%	15%
Proportional	76	78	83	85

Total	100%	100%	100%	100%

Catastrophe
Non-Proportional	98%	98%	98%	97%
Proportional	2	2	2	3

Total	100%	100%	100%	100%

Paris Re
Non-Proportional	64%	n/a %	46%	n/a %
Proportional	36	n/a	54	n/a

Total	100%	n/a %	100%	n/a %

Non-life total
Non-Proportional	48%	41	33%	32%
Proportional	52	59	67	68

Total	100%	100%	100%	100%

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a—not applicable

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2010 (1) (B)			March 31, 2010 (1) (B)			December 31, 2009 (1) (A) (B)			September 30, 2009 (1)			June 30, 2009 (1)			December 31, 2008 (1)			December 31, 2007
Investments:
Fixed maturities
U.S. government	$690		4%	$709		5%	$803		5%	$630		5%	$754		6%	$836		7%	$1,217		11%
Government Sponsored Entities (GSEs)	399		3	416		3	453		3	72		1	68		1	95		1	328		3
U.S. municipalities	26		-	26		-	14		-	4		-	4		-	-		-	-		-
Other foreign governments	2,641		18	2,918		19	3,059		20	3,039		25	3,177		28	2,824		26	2,821		26
Corporates	6,787		46	6,851		45	6,631		43	4,502		37	3,860		34	3,413		31	2,861		26
Mortgage/asset-backed securities	3,014		20	3,170		21	3,183		21	3,005		24	2,894		25	3,014		28	2,272		21

Total fixed maturities	13,557		91	14,090		93	14,143		92	11,252		92	10,757		94	10,182		93	9,499		87
Short-term investments	107		1	72		-	137		1	49		-	64		-	117		1	97		1
Equities	886		6	879		6	796		5	865		7	527		5	513		5	872		8
Trading securities	-		-	-		-	-		-	-		-	-		-	-		-	399		4
Other invested assets	246		2	188		1	226		2	120		1	106		1	74		1	50		-

Total investments	$14,796		100%	$15,229		100%	$15,302		100%	$12,286		100%	$11,454		100%	$10,886		100%	$10,917		100%

Cash and cash equivalents	$1,085			$1,319			$738			$772			$616			$838			$655
Total investments and cash	15,881			16,548			16,040			13,058			12,070			11,724			11,572
Maturity distribution:
One year or less	$1,262		9%	$1,142		8%	$869		6%	$526		5%	$506		5%	$545		5%	$730		7%
More than one year through five years	5,499		40	5,916		42	6,346		45	4,402		39	4,342		40	3,649		35	3,444		36
More than five years through ten years	3,346		25	3,391		24	3,343		23	2,964		26	2,701		25	2,730		27	2,764		29
More than ten years	543		4	543		4	539		4	404		3	378		3	361		4	386		4

Subtotal	10,650		78	10,992		78	11,097		78	8,296		73	7,927		73	7,285		71	7,324		76
Mortgage/asset-backed securities	3,014		22	3,170		22	3,183		22	3,005		27	2,894		27	3,014		29	2,272		24

Total	$13,664		100%	$14,162		100%	$14,280		100%	$11,301		100%	$10,821		100%	$10,299		100%	$9,596		100%

Credit quality by market value:
AAA	50%			51%			50%			51%			58%			62%			65%
AA	9			10			10			7			6			5			7
A	24			23			24			26			21			19			12
BBB	11			11			12			12			12			11			12
Below Investment Grade/Unrated	6			5			4			4			3			3			4

	100%			100%			100%			100%			100%			100%			100%

Expected average duration	3.1	Yrs		3.1	Yrs		3.1	Yrs		3.0	Yrs		3.0	Yrs		3.1	Yrs		3.9	Yrs
Average yield to maturity at market	2.9%			3.2%			3.6%			3.6%			4.3%			5.2%			4.7%
Average credit quality	AA			AA			AA			AA			AA			AA			AA

(1)	Effective January 1, 2008, the Company reclassified its fixed maturities, short-term investments and equities from available-for-sale securities to trading securities.
(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.
(B)	Paris Re’s Funds Held - Directly Managed Portfolio is described separately in the following pages and is not reflected here.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Corporate bonds
Finance	$1,954,437	28.8%	12.3%	1.2%
Consumer noncyclical	885,213	13.0	5.6	0.3
Communications	630,383	9.3	4.0	0.7
Government guaranteed corporate debt	598,709	8.8	3.8	0.8
Utilities	489,052	7.2	3.1	0.2
Catastrophe bonds	470,875	6.9	3.0	0.3
Industrials	425,241	6.3	2.7	0.2
Energy	336,948	5.0	2.1	0.2
Consumer cyclical	275,987	4.1	1.7	0.3
Insurance	253,427	3.7	1.6	0.3
Materials	182,530	2.7	1.1	0.1
Technology	125,746	1.9	0.8	0.1
Life - Insurance Linked Securities	77,717	1.1	0.5	0.3
Real estate investment trusts	71,832	1.1	0.4	0.1
Diversified	9,391	0.1	-	-

Total Corporate bonds	$6,787,488	100.0%	42.7%

Finance sector - Corporate bonds
Banks	$818,018	12.1%	5.1%
Investment banking and brokerage	485,328	7.1	3.1
Financial services	285,432	4.2	1.8
Commercial and consumer finance	283,105	4.2	1.8
Other	82,554	1.2	0.5

Total finance sector - Corporate bonds	$1,954,437	28.8%	12.3%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non- Investment Grade	Total
Banks	$65,900	$277,417	$425,482	$44,799	$4,420	$818,018
Investment banking and brokerage	21,026	-	456,366	7,936	-	485,328
Financial services	36,415	153,384	78,160	17,473	-	285,432
Commercial and consumer finance	-	1,667	195,398	84,456	1,584	283,105
Other	20,787	14,173	30,022	10,937	6,635	82,554

Total finance sector - Corporate bonds	$144,128	$446,641	$1,185,428	$165,601	$12,639	$1,954,437

% of total	7.4%	22.8%	60.7%	8.5%	0.6%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 21.3% of the Company’s total corporate bonds. The single largest issuer accounts for 2.9% of the Company’s total corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2010
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and Cash	Largest Single Issuer as a Percentage of Invested Assets and Cash
Distribution by sector - Equities
Finance	$95,615	14.4%	0.6%	0.1%
Consumer noncyclical	91,893	13.8	0.6	0.1
Energy	90,883	13.7	0.6	0.2
Technology	88,867	13.3	0.6	0.1
Industrials	75,614	11.4	0.5	0.1
Consumer cyclical	70,808	10.6	0.4	-
Communications	64,544	9.7	0.4	0.1
Insurance	44,467	6.7	0.3	0.1
Materials	29,166	4.4	0.2	-
Real estate investment trusts	9,457	1.4	-	-
Utilities	2,390	0.4	-	-
Diversified	1,566	0.2	-	-

Total equities	$665,270	100.0%	4.2%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	181,117		1.1
Funds holding fixed income securities	39,612		0.3

Total equities	$885,999		5.6%

Concentration of investment risk

The single largest fund is a Health Care Select Sector SPDR index fund, which accounts for 11.6% of the Company’s total equities.

Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 21.4% of the Company’s total equities and the single largest issuer accounts for 3.6% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at June 30, 2010
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade	Total
U.S. Asset-Backed Securities	$-	$4,064	$193,154	$4,443	$57,448	$25,573	$242,154	$526,836
U.S. Collaterized Mortgage Obligations	12,851	58,782	13,723	1	-	1,855	7,454	94,666
U.S. Mortgage Backed Securities (MBS)	289,040	1,717,654	-	-	-	-	-	2,006,694
U.S. Commercial Mortgage Backed Securities (CMBS)	-	-	364	-	18,822	-	854	20,040
U.S. MBS Interest Only	-	9,879	-	-	-	-	-	9,879

Subtotal U.S. mortgage/asset-backed securities	$301,891	$1,790,379	$207,241	$4,444	$76,270	$27,428	$250,462	$2,658,115

Non-U.S. Asset-Backed Securities	$-	$-	$76,451	$11,784	$-	$-	$-	$88,235
Non-U.S. Collaterized Mortgage Obligations	-	-	239,677	12,637	-	4,417	-	256,731
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	-	-	10,472	-	-	-	-	10,472
Non-U.S. Mortgage Backed Securities	-	-	-	-	-	-	-	-

Subtotal Non-U.S. mortgage/asset-backed securities	$-	$-	$326,600	$24,421	$-	$4,417	$-	$355,438

Total mortgage/asset-backed securities	$301,891	$1,790,379	$533,841	$28,865	$76,270	$31,845	$250,462	$3,013,553

Corporate Securities	-	398,977	-	-	-	-	-	398,977

Total	$301,891	$2,189,356	$533,841	$28,865	$76,270	$31,845	$250,462	$3,412,530

% of total	8.9%	64.2%	15.6%	0.9%	2.2%	0.9%	7.3%	100.0%

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	June 30, 2010

	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives	Total Net Exposures (1)

Private Markets Investments
Principal Finance - Investments	$141,162	$-	$141,162	$-	$141,162
Principal Finance - Derivative Exposure Assumed	-	(17,785)	(17,785)	192,869	175,084
Insurance-Linked Securities	-	(6,768)	(6,768)	116,115	109,347
Strategic Investments	151,624	-	151,624	-	151,624

Total other invested assets - Private Markets Exposure Assumed	292,786	(24,553)	268,233	308,984	577,217

Other Credit Derivatives - Exposure Assumed	-	459	459	5,000	5,459
Other Credit Derivatives - Protection Purchased	-	(1,207)	(1,207)	(172,912)	(174,119)

Other (2)	10,771	(31,592)	(20,821)

Total other invested assets	$303,557	$(56,893)	$246,664

(1)	The total net exposures originated in Private Markets are $1,586 million. In addition to the net exposures listed above of $577 million, the Company has the following other net exposures originated in Private Markets:
-	Principal Finance: $335 million of assets listed under Investments - Fixed Maturities and $5 million listed under Investment - Equities for a total exposure of $656 milion.
-	Insurance-Linked Securities: $590 million of bonds listed under Investments - Fixed Maturities and $65 million of limits on transactions that use reinsurance accounting for a total exposure of $764 million.
-	Strategic Investments: $11 million of assets listed under Investments -Fixed Maturities, ($1) million of futures included in Other within Other Invested Assets and $4 million of assets listed under Cash and Other Assets for a total exposure of $166 million.
(2)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	June 30, 2010			March 31, 2010			December 31, 2009

Investments:
Fixed maturities
U.S. government	$98		6%	$110		6%	$119		6%
Government Sponsored Entities (GSEs)	215		13	221		12	180		10
U.S. municipalities	-		-	-		-	1		-
Other foreign governments	440		26	481		27	548		30
Corporates	864		51	932		51	900		49
Mortgage/asset-backed securities	13		1	13		1	18		1

Total fixed maturities	1,630		97	1,757		97	1,766		96
Short-term investments	29		2	23		1	28		2
Other invested assets	27		1	32		2	39		2

Total investments	$1,686		100%	$1,812		100%	$1,833		100%

Cash and cash equivalents	$51			$25			$146

Total investments and cash	$1,737			$1,837			$1,979
Accrued investment income	22			28			25
Other funds held assets/liabilities	116			117			121

Total funds held - directly managed	$1,875			$1,982			$2,125

Maturity distribution:
One year or less	$334		20%	$366		21%	$360		20%
More than one year through five years	833		50	899		50	903		50
More than five years through ten years	422		26	421		24	423		24
More than ten years	57		3	81		4	90		5

Subtotal	1,646		99	1,767		99	1,776		99
Mortgage/asset-backed securities	13		1	13		1	18		1

Total	$1,659		100%	$1,780		100%	$1,794		100%

Credit quality by market value:
AAA	43%			42%			38%
AA	26			27			26
A	26			26			29
BBB	4			4			5
Below Investment Grade/Unrated	1			1			2

	100%			100%			100%

Expected average duration	3.2	Yrs		3.2	Yrs		3.0	Yrs
Average yield to maturity at market	2.3%			2.5%			2.6%
Average credit quality	AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	June 30, 2010
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and Cash	Largest Single Issuer as a Percentage of Funds Held - Directly Managed Investments and Cash
Distribution by sector - Corporate bonds
Finance	$387,172	44.8%	22.3%	1.1%
Consumer noncyclical	124,516	14.4	7.2	0.8
Government guaranteed corporate debt	92,732	10.7	5.3	2.0
Utilities	64,018	7.4	3.7	0.4
Energy	63,622	7.4	3.6	1.2
Communications	34,351	4.0	2.0	0.5
Materials	31,823	3.7	1.8	0.4
Industrials	30,988	3.6	1.8	0.7
Consumer cyclical	26,315	3.0	1.5	1.0
Technology	5,407	0.6	0.3	0.3
Insurance	1,733	0.2	0.1	0.1
Diversified	1,512	0.2	0.1	0.1

Total Corporate bonds	$864,189	100.0%	49.7%

Finance sector - Corporate bonds
Banks	$216,318	25.0%	12.4%
Commercial and consumer finance	54,954	6.4	3.2
Investment banking and brokerage	50,049	5.8	2.9
Financial Services	46,709	5.4	2.7
Other	19,142	2.2	1.1

Total finance sector - Corporate bonds	$387,172	44.8%	22.3%

Credit quality of finance sector - Corporate bonds	AAA	AA	A	BBB	Non- Investment Grade	Total
Banks	$80,254	$72,629	$63,435	$-	$-	$216,318
Commercial and consumer finance	12,328	13,709	23,456	5,461	-	54,954
Investment banking and brokerage	29,236	-	20,813	-	-	50,049
Financial services	8,767	25,051	11,009	-	1,882	46,709
Other	19,142	-	-	-	-	19,142

Total finance sector - Corporate bonds	$149,727	$111,389	$118,713	$5,461	$1,882	$387,172

% of total	38.7%	28.8%	30.6%	1.4%	0.5%	100.0%

Concentration of investment risk

The Top 10 corporate bond issuers account for 23.6% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 5.8% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Fixed maturities	$147,871	$153,607	$159,436	$138,741	$132,017
Short-term investments, cash and cash equivalents	1,005	3,589	5,916	2,694	1,287
Equities	5,697	3,559	3,825	3,408	3,533
Funds held and other	15,506	10,782	8,427	8,988	8,001
Funds held - directly managed	14,565	12,151	17,766	n/a	n/a
Investment expenses	(10,190)	(10,566)	(13,370)	(8,481)	(9,245)

Net investment income (2)	$174,454	$173,122	$182,000	$145,350	$135,593

Net realized investment gains on fixed maturities and short-term investments	$34,622	$16,082	$41,693	$35,224	$8,048
Net realized investment gains (losses) on equities (1)	10,445	12,756	46,617	11,292	(61,760)
Net realized (losses) gains on other invested assets	(29,285)	1,714	(57,675)	(10,057)	15,998
Change in net unrealized (losses) gains on other invested assets	(24,784)	(22,958)	67,425	(26,906)	37,725
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	165,665	99,097	(60,750)	243,234	186,819
Change in net unrealized investment gains (losses) on short-term investments subject to the fair value option	7	(2,425)	3,489	(898)	(206)
Change in net unrealized investment (losses) gains on equities subject to the fair value option (1)	(126,610)	25,412	(13,147)	74,384	121,199
Net other realized and unrealized investment (losses) gains	(4,492)	6,978	(889)	3,953	(1,287)
Net realized and unrealized investment gains (losses) on funds held - directly managed	20,478	8,818	(1,700)	n/a	n/a

Net realized and unrealized investment gains	$46,046	$145,474	$25,063	$330,226	$306,536

(1)	Net realized investment gains (losses) on equities include $18,275 for the three months ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment (losses) gains on equities subject to the fair value option includes a loss and gain of $18,246 for the three months ended December 31, 2009 and September 30, 2009, respectively, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.

(2)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended June 30, 2010, net investment income includes foreign exchange impacts of $3.4 million compared to the three months ended June 30, 2009.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Fixed maturities	$301,478	$261,152	$559,330	$514,751
Short-term investments, cash and cash equivalents	4,594	3,189	11,799	18,884
Equities	9,256	6,629	13,861	29,415
Funds held and other	26,288	15,378	32,793	37,261
Funds held - directly managed	26,716	n/a	17,766	n/a
Investment expenses	(20,756)	(17,628)	(39,478)	(27,347)

Net investment income (3)	$347,576	$268,720	$596,071	$572,964

Net realized investment gains (losses) on fixed maturities and short-term investments (1)	$50,704	$28,332	$105,249	$(16,076)
Net realized investment gains (losses) on equities (2)	23,201	(103,168)	(45,258)	(230,481)
Net realized (losses) gains on other invested assets	(27,571)	32,306	(35,426)	358
Change in net unrealized (losses) gains on other invested assets	(47,742)	17,678	58,196	3,212
Change in net unrealized investment gains (losses) on fixed maturities subject to the fair value option	264,762	138,448	320,934	(150,860)
Change in net unrealized investment (losses) gains on short-term investments subject to the fair value option	(2,418)	(581)	2,010	551
Change in net unrealized investment (losses) gains on equities subject to the fair value option (2)	(101,198)	124,689	185,925	(144,634)
Net other realized and unrealized investment gains (losses)	2,485	(1,287)	1,777	6,570
Net realized and unrealized investment gains (losses) on funds held - directly managed	29,296	n/a	(1,700)	n/a

Net realized and unrealized investment gains (losses)	$191,519	$236,417	$591,707	$(531,360)

(1)	Net realized investment gains (losses) on fixed maturities and short-term investments includes a $95.1 million write-down of defaulted securities for the year ended December 31, 2008.

(2)	Net realized investment gains (losses) on equities include $18,275 for the year ended December 31, 2009 related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition. Change in net unrealized investment (losses) gains on equities subject to the fair value option includes a loss and gain of $18,246 for the year ended December 31, 2009, related to our equity holding in Paris Re prior to October 2, 2009, the date of acquisition.

(3)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the six months ended June, 2010, net investment income includes foreign exchange impacts of $7.6 million compared to the six months ended June 30, 2009.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a	- not applicable

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended		For the	For the period from October 2, 2009 to
	June 30, 2010	March 31, 2010	six months ended June 30, 2010	December 31, 2009

Fixed maturities	$12,281	$11,343	$23,624	$10,956
Short-term investments, cash and cash equivalents	581	923	1,504	287
Other	2,134	223	2,357	6,934
Investment expenses	(431)	(338)	(769)	(411)

Net investment income	$14,565	$12,151	$26,716	$17,766

Net realized investment losses on fixed maturities and short-term investments	$(1,357)	$(694)	$(2,051)	$(2,200)
Net realized investment gains of equities	-	5	5	-
Change in net unrealized investment gains on fixed maturities and short-term investments	19,988	11,278	31,266	1,920
Change in net unrealized investment losses on equities	-	(99)	(99)	(35)
Net other realized and unrealized investment gains (losses)	1,847	(1,672)	175	(1,385)

Net realized and unrealized investment gains (losses) on funds held - directly managed	$20,478	$8,818	$29,296	$(1,700)

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,930,486	$10,811,483	$7,558,318	$7,396,600	$7,393,205
Reinsurance recoverable at beginning of period	(345,464)	(336,352)	(123,960)	(126,020)	(128,025)

Net liability at beginning of period	10,585,022	10,475,131	7,434,358	7,270,580	7,265,180
Net liability acquired related to the acquisition of Paris Re	-	-	3,176,255	-	-

Net incurred losses related to:
Current year	656,861	973,733	737,152	581,607	516,512
Prior years	(120,680)	(92,830)	(120,531)	(122,786)	(142,909)

	536,181	880,903	616,621	458,821	373,603
Change in reserve agreement (1)	(35,247)	9,480	(32,027)	n/a	n/a
Net losses paid	(761,549)	(565,229)	(680,618)	(426,582)	(599,585)

Effects of foreign exchange rate changes	(338,701)	(215,263)	(39,458)	131,539	231,382

Net liability at end of period	9,985,706	10,585,022	10,475,131	7,434,358	7,270,580
Reinsurance recoverable at end of period	356,883	345,464	336,352	123,960	126,020

Gross liability at end of period	$10,342,589	$10,930,486	$10,811,483	$7,558,318	$7,396,600

Breakdown of gross liability at end of period:
Case reserves	$4,371,226	$4,616,968	$4,817,765	$3,293,042	$3,241,898
Additional case reserves	325,670	241,919	274,360	270,565	274,225
Incurred but not reported reserves	5,645,693	6,071,599	5,719,358	3,994,711	3,880,477

Gross liability at end of period	$10,342,589	$10,930,486	$10,811,483	$7,558,318	$7,396,600

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,717,579	$2,819,425	$2,793,947	$2,754,789	$2,745,499
Global (Non-U.S.) P&C	2,053,305	2,241,632	2,230,575	2,290,796	2,232,911
Global (Non-U.S.) Specialty	2,093,607	2,170,448	2,198,621	2,261,162	2,151,115
Catastrophe	295,056	338,119	230,791	251,571	267,075
Paris Re	3,183,042	3,360,862	3,357,549	-	-

Gross liability at end of period	$10,342,589	$10,930,486	$10,811,483	$7,558,318	$7,396,600

Unrecognized time value of non-life reserves	$860,178	$1,133,396	$1,190,323	$853,155	$882,592

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	142.0%	64.2%	110.4%	93.0%	160.5%
Non-life paid losses to net premiums earned ratio	81.8%	57.1%	58.0%	45.9%	85.3%

(1)	The change in the reserve agreement is due to (favorable) unfavorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended
	June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,811,483	$7,510,666	$7,510,666	$7,231,436
Reinsurance recoverable at beginning of period	(336,352)	(125,215)	(125,215)	(132,479)

Net liability at beginning of period	10,475,131	7,385,451	7,385,451	7,098,957
Net liability acquired related to the acquisition of Paris Re	-	-	3,176,255	-

Net incurred losses related to:
Current year	1,630,594	1,022,009	2,340,768	2,564,174
Prior years	(213,510)	(242,492)	(485,809)	(417,936)

	1,417,084	779,517	1,854,959	2,146,238
Change in reserve agreement (1)	(25,767)	n/a	(32,027)	n/a
Net losses paid	(1,326,778)	(936,678)	(2,043,878)	(1,580,819)

Effects of foreign exchange rate changes	(553,964)	42,290	134,371	(278,925)

Net liability at end of period	9,985,706	7,270,580	10,475,131	7,385,451
Reinsurance recoverable at end of period	356,883	126,020	336,352	125,215

Gross liability at end of period	$10,342,589	$7,396,600	$10,811,483	$7,510,666

Breakdown of gross liability at end of period:
Case reserves	$4,371,226	$3,241,898	$4,817,765	$3,107,780
Additional case reserves	325,670	274,225	274,360	311,408
Incurred but not reported reserves	5,645,693	3,880,477	5,719,358	4,091,478

Gross liability at end of period	$10,342,589	$7,396,600	$10,811,483	$7,510,666

Breakdown of gross liability at end of period by Non-life sub-segment:
U.S.	$2,717,579	$2,745,499	$2,793,947	$2,807,091
Global (Non-U.S.) P&C	2,053,305	2,232,911	2,230,575	2,291,856
Global (Non-U.S.) Specialty	2,093,607	2,151,115	2,198,621	2,082,290
Catastrophe	295,056	267,075	230,791	329,429
Paris Re	3,183,042	n/a	3,357,549	n/a

Gross liability at end of period	$10,342,589	$7,396,600	$10,811,483	$7,510,666

Unrecognized time value of non-life reserves	$860,178	$882,592	$1,190,323	$732,982

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	93.6%	120.2%	110.2%	73.7%
Non-life paid losses to net premiums earned ratio	69.1%	65.5%	57.9%	47.2%

(1)	The change in the reserve agreement is due to unfavorable (favorable) development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,613,662	$1,615,193	$1,580,380	$1,546,779	$1,421,420
Reinsurance recoverable at beginning of period	(15,844)	(20,465)	(21,615)	(22,090)	(22,341)

Net liability at beginning of period	1,597,818	1,594,728	1,558,765	1,524,689	1,399,079

Net incurred losses related to:
Current year	139,989	142,561	131,482	129,161	89,391
Prior years	28,461	(11,127)	(4,831)	(13,754)	(4,097)

	168,450	131,434	126,651	115,407	85,294

Net losses paid	(139,295)	(56,021)	(80,316)	(97,087)	(77,158)

Effects of foreign exchange rate changes	(73,671)	(72,323)	(10,372)	15,756	117,474

Net liability at end of period	1,553,302	1,597,818	1,594,728	1,558,765	1,524,689
Reinsurance recoverable at end of period	13,597	15,844	20,465	21,615	22,090

Gross liability at end of period	$1,566,899	$1,613,662	$1,615,193	$1,580,380	$1,546,779

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the six months ended		As at and for the year ended

	June 30, 2010	June 30, 2009	December 31, 2009	December 31, 2008

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,615,193	$1,432,015	$1,432,015	$1,541,687
Reinsurance recoverable at beginning of period	(20,465)	(24,102)	(24,102)	(43,098)

Net liability at beginning of period	1,594,728	1,407,913	1,407,913	1,498,589

Net incurred losses related to:
Current year	282,550	195,127	455,770	438,655
Prior years	17,334	3,152	(15,433)	24,327

	299,884	198,279	440,337	462,982

Net losses paid	(195,316)	(145,685)	(323,088)	(352,438)

Effects of foreign exchange rate changes	(145,994)	64,182	69,566	(201,220)

Net liability at end of period	1,553,302	1,524,689	1,594,728	1,407,913
Reinsurance recoverable at end of period	13,597	22,090	20,465	24,102

Gross liability at end of period	$1,566,899	$1,546,779	$1,615,193	$1,432,015

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009
Prior year net favorable (adverse) reserve development:
Non-life segment:
U.S.	$46,937	$21,869	$47,758	$42,662	$55,693
Global (Non-U.S.) P&C	17,047	34,267	20,019	46,520	35,346
Global (Non-U.S.) Specialty	38,973	33,708	41,433	18,386	30,859
Catastrophe	7,949	1,531	11,321	15,218	21,011
Paris Re	9,774	1,455	-	n/a	n/a

Total Non-life net prior year reserve development	$120,680	$92,830	$120,531	$122,786	$142,909

Non-life segment:
Net prior year reserve development due to changes in premiums	$(113)	$(5,998)	$(6,266)	$(11,318)	$16,635
Net prior year reserve development due to all other factors (2)	120,793	98,828	126,797	134,104	126,274

Total Non-life net prior year reserve development	$120,680	$92,830	$120,531	$122,786	$142,909

Life segment:
Net prior year reserve development due to GMDB (1)	$(8,677)	$10,191	$4,021	$14,267	$8,017
Net prior year reserve development due to all other factors (2)	(19,784)	936	810	(513)	(3,920)

Total Life net prior year reserve development	$(28,461)	$11,127	$4,831	$13,754	$4,097

		For the six months ended		For the year ended
		June 30, 2010	June 30, 2009	December 31, 2009 (A)	December 31, 2008
Prior year net favorable (adverse) reserve development:
Non-life segment:
U.S.		$68,806	$77,153	$167,573	$91,801
Global (Non-U.S.) P&C		51,314	87,158	153,697	166,034
Global (Non-U.S.) Specialty		72,681	55,569	115,389	81,839
Catastrophe		9,480	22,612	49,150	78,262
Paris Re		11,229	n/a	-	n/a

Total Non-life net prior year reserve development		$213,510	$242,492	$485,809	$417,936

Non-life segment:
Net prior year reserve development due to changes in premiums		$(6,111)	$26,509	$8,925	$(7,460)
Net prior year reserve development due to all other factors (2)		219,621	215,983	476,884	425,396

Total Non-life net prior year reserve development		$213,510	$242,492	$485,809	$417,936

Life segment:
Net prior year reserve development due to GMDB (1)		$1,514	$(1,800)	$16,488	$(33,099)
Net prior year reserve development due to all other factors (2)		(18,848)	(1,352)	(1,055)	8,772

Total Life net prior year reserve development		$(17,334)	$(3,152)	$15,433	$(24,327)

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatilty in certain referenced global equity markets. At June 30, 2010, a 10% increase in the referenced global equity market would have decreased reserves by approximately $4.3 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $5.5 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

n/a - not applicable

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the three months ended

	June 30, 2010 (2)	March 31, 2010 (2)	December 31, 2009 (A)(B) (2)	September 30, 2009	June 30, 2009

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity(1) calculated with net income available to common shareholders	10.2%	4.0%	24.4%	60.7%	50.6%
Less:
Annualized net realized and unrealized investment gains net of tax, on beginning common shareholders’ equity (1)	1.7	6.2	1.2	29.8	30.4
Interest in earnings of equity investments, net of tax, on beginning common shareholders’ equity (1)	-	0.1	0.9	0.2	0.7

Annualized operating return on beginning common shareholders’ equity (1)	8.5%	(2.3)%	22.3%	30.7%	19.5%

Net income	$190,927	$79,654	$354,360	$566,705	$474,269
Less:
Net realized and unrealized investment gains, net of tax	29,683	110,592	17,582	274,360	279,569
Interest in earnings of equity investments, net of tax	1,076	2,213	13,098	1,650	6,779
Dividends to preferred shareholders	8,631	8,631	8,631	8,631	8,631

Operating earnings (loss) available to common shareholders	$151,537	$(41,782)	$315,049	$282,064	$179,290

Per diluted share:
Net income	$2.31	$0.85	$4.25	$9.44	$8.10
Less:
Net realized and unrealized investment gains, net of tax	0.38	1.33	0.22	4.64	4.86
Interest in earnings of equity investments, net of tax	0.01	0.02	0.16	0.03	0.12

Operating earnings (loss) (C)	$1.92	$(0.50)	$3.87	$4.77	$3.12

(1)	Excluding cumulative preferred shares of $520,000.

(2)	See page 53 for further analysis of Paris Re acquisition related expenses.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

(B)	For the three months ended December 31, 2009, annualized return on beginning common shareholders’ equity is calculated by dividing the results for the three months ended December 31, 2009 by beginning of the year common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.

(C)	Diluted operating loss per share for the three months ended March 31, 2010 was calculated using the weighted average number of common and common share equivalents outstanding as the denominator. While this results in diluted operating loss per share being anti-dilutive, it is the Company’s policy to use the net income or loss per share denominator for calculating operating earnings or loss per share.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars except per share data)

(Unaudited)

	For the six months ended		For the year ended
	June 30, 2010 (2)	June 30, 2009	December 31, 2009 (A)(B) (2)	December 31, 2008

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning common shareholders’ equity(1) calculated with net income available to common shareholders	7.1%	32.5%	37.5%	0.3%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning common shareholders’ equity (1)	3.9	11.1	13.3	(11.9)
Annualized net realized gain on purchase of capital efficient notes, net of tax, on beginning common shareholders’ equity (1)	-	3.1	1.6	-
Interest in earnings (losses) of equity investments, net of tax, on beginning common shareholders’ equity (1)	0.1	0.1	0.3	(0.1)

Annualized operating return on beginning common shareholders’ equity (1)	3.1%	18.2%	22.3%	12.3%

Net income	$270,581	$615,789	$1,536,854	$46,567
Less:
Net realized and unrealized investment gains (losses), net of tax	140,274	205,090	497,031	(453,621)
Net realized gain on purchase of capital efficient notes, net of tax	-	56,955	56,955	-
Interest in earnings (losses) of equity investments, net of tax	3,289	1,448	16,197	(3,641)
Dividends to preferred shareholders	17,263	17,263	34,525	34,525

Operating earnings available to common shareholders	$109,755	$335,033	$932,146	$469,304

Per diluted share:
Net income	$3.13	$10.43	$23.51	$0.22
Less:
Net realized and unrealized investment gains (losses), net of tax	1.74	3.57	7.78	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	-	0.99	0.89	-
Interest in earnings (losses) of equity investments, net of tax	0.04	0.03	0.25	(0.06)

Operating earnings	$1.35	$5.84	$14.59	$8.43

(1)	Excluding cumulative preferred shares of $520,000.

(2)	See page 53 for further analysis of Paris Re acquisition related expenses.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

(B)	For the year ended December 31, 2009, return on beginning common shareholders’ equity is the summation of the results for the nine months ended September 30, 2009 divided by beginning of the year common shareholders’ equity plus the results for the three months ended December 31, 2009 divided by the common shareholders’ equity plus the equity issued related to the acquisition of Paris Re of $1,980 million.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	December 31, 2008	December 31, 2007

Reconciliation of GAAP and non-GAAP measures:

Shareholders’ equity	$7,071,242	$7,388,511	$7,645,727	$5,444,554	$4,767,678	$4,199,108	$4,321,557
Less:
6.75% Series C cumulative preferred shares, aggregate liquidation	290,000	290,000	290,000	290,000	290,000	290,000	290,000
6.5% Series D cumulative preferred shares, aggregate liquidation	230,000	230,000	230,000	230,000	230,000	230,000	230,000

Common shareholders’ equity	6,551,242	6,868,511	7,125,727	4,924,554	4,247,678	3,679,108	3,801,557

Less:
Net unrealized gains (losses) on fixed income securities and funds held - directly managed, net of tax	443,373	312,948	234,153	287,261	79,341	(35,263)	71,958

Book value excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$6,107,869	$6,555,563	$6,891,574	$4,637,293	$4,168,337	$3,714,371	$3,729,599

Divided by:
Number of common and common share equivalents outstanding	76,780.8	81,647.4	84,319.7	59,281.8	57,514.3	57,533.9	55,936.4

Equals:
Diluted book value per common and common share equivalents outstanding, excluding net unrealized gains or losses on fixed income securities and funds held - directly managed, net of tax	$79.55	$80.29	$81.73	$78.22	$72.47	$64.56	$66.68

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2010	March 31, 2010	December 31, 2009 (A)	September 30, 2009	June 30, 2009	December 31, 2008	December 31, 2007

Total shareholders’ equity	$7,071,242	$7,388,511	$7,645,727	$5,444,554	$4,767,678	$4,199,108	$4,321,557
Less: preferred shares	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)	(520,000)

Common shareholders’ equity	$6,551,242	$6,868,511	$7,125,727	$4,924,554	$4,247,678	$3,679,108	$3,801,557

Basic common shares outstanding	75,349.9	80,015.4	82,580.7	58,271.5	56,655.1	56,453.3	54,250.5

Basic book value per common share	$86.94	$85.84	$86.29	$84.51	$74.97	$65.17	$70.07

Diluted book value per common share

Common shareholders’ equity	$6,551,242	$6,868,511	$7,125,727	$4,924,554	$4,247,678	$3,679,108	$3,801,557

Basic common shares outstanding	75,349.9	80,015.4	82,580.7	58,271.5	56,655.1	56,453.3	54,250.5
Add: Stock options and other	3,022.4	3,255.0	3,331.7	2,350.6	2,300.4	2,365.8	3,018.5
Add: Restricted stock units	1,215.6	1,096.9	1,189.1	728.4	731.5	751.0	680.6
Add: Forward sale contract	-	-	-	-	-	-	115.4
Less: Stock options and other bought back via treasury stock method	(2,807.1)	(2,719.9)	(2,781.8)	(2,068.7)	(2,172.7)	(2,036.2)	(2,128.6)

Diluted common and common share equivalents outstanding	76,780.8	81,647.4	84,319.7	59,281.8	57,514.3	57,533.9	55,936.4

Diluted book value per common share	$85.32	$84.12	$84.51	$83.07	$73.85	$63.95	$67.96

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contract, if any, are also added to determine the diluted common and common share equivalents outstanding.

(A)	The Company’s results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the three months ended June 30, 2010		As of and for the three months ended June 30, 2009

	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity / diluted book value per common share at beginning of period	$6,869	$84.12	$3,762	$65.55

Technical result	156	1.98	185	3.23
Other operating expenses	(160)	(2.03)	(98)	(1.71)
Net investment income	174	2.21	136	2.36
Amortization of intangible assets	(8)	(0.10)	-	-
Other, net	-	(0.01)	(4)	(0.08)
Operating income tax expense	(1)	(0.02)	(31)	(0.53)
Preferred dividends	(9)	(0.11)	(9)	(0.15)

Operating earnings	152	1.92	179	3.12

Net realized and unrealized investment gains, net of tax	29	0.38	280	4.86
Interest in earnings of equity investments, net of tax	1	0.01	7	0.12

Net income available to common shareholders	182	2.31	466	8.10

Common share dividends	(39)	(0.50)	(27)	(0.47)
Change in currency translation adjustment	(105)	(1.34)	39	0.68
(Repurchase) issuance of common shares, net	(354)	0.50	9	0.06
Change in other comprehensive income, net of tax	(2)	(0.01)	(1)	(0.01)

Impact of change in number of common and common share equivalents outstanding	n/a	0.24	n/a	(0.06)

Common shareholders’ equity / diluted book value per common share at end of period	$6,551	$85.32	$4,248	$73.85

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the six months ended June 30, 2010		As of and for the six months ended June 30, 2009
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$7,126	$84.51	$3,679	$63.95

Technical result	77	0.95	333	5.80
Other operating expenses	(288)	(3.56)	(182)	(3.17)
Net investment income	348	4.29	269	4.68
Amortization of intangible assets	(13)	(0.16)	-	-
Other, net	(3)	(0.04)	(12)	(0.21)
Operating income tax benefit (expense)	6	0.08	(56)	(0.96)
Preferred dividends	(17)	(0.21)	(17)	(0.30)

Operating earnings	110	1.35	335	5.84

Net realized and unrealized investment gains, net of tax	140	1.74	205	3.57
Net realized gain on purchase of capital efficient notes, net of tax	-	-	57	0.99
Interest in earnings of equity investments, net of tax	3	0.04	2	0.03

Net income available to common shareholders	253	3.13	599	10.43

Common share dividends	(79)	(1.00)	(53)	(0.94)
Change in currency translation adjustment	(174)	(2.15)	8	0.13
Change in other comprehensive income, net of tax	(6)	(0.07)	1	0.03
(Repurchase) issuance of common shares, net	(569)	0.52	14	0.02

Impact of change in number of common and common share equivalents outstanding	n/a	0.38	n/a	0.23

Common shareholders' equity / diluted book value per common share at end of period	$6,551	$85.32	$4,248	$73.85

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As of and for the year ended December 31, 2009 (A)		As of and for the year ended December 31, 2008
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity / diluted book value per common share at beginning of period	$3,679	$63.95	$3,802	$67.96

Technical result	939	14.70	420	7.55
Other operating expenses	(431)	(6.74)	(365)	(6.56)
Net investment income	596	9.33	573	10.30
Amortization of intangible assets	6	0.10	-	-
Other, net	(7)	(0.12)	(35)	(0.63)
Operating income tax expense	(136)	(2.14)	(89)	(1.61)
Preferred dividends	(35)	(0.54)	(35)	(0.62)

Operating earnings	932	14.59	469	8.43

Net realized and unrealized investment gains (losses), net of tax	497	7.78	(453)	(8.15)
Net realized gain on purchase of capital efficient notes, net of tax	57	0.89	-	-
Interest in earnings (losses) of equity investments, net of tax	16	0.25	(4)	(0.06)

Net income available to common shareholders	1,502	23.51	12	0.22

Common share dividends	(117)	(1.88)	(100)	(1.84)
Change in currency translation adjustment	48	0.75	(163)	(2.93)
Change in other comprehensive income, net of tax	14	0.23	2	0.04
Issuance of common shares	2,000	(1.59)	126	(0.42)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.46)	n/a	0.92

Common shareholders’ equity / diluted book value per common share at end of period	$7,126	$84.51	$3,679	$63.95

(A)	The Company's results include Paris Re from the date of acquisition of October 2, 2009 and for all periods thereafter.

PartnerRe Ltd.

Pro-forma information - Paris Re

(in millions of U.S. dollars )

(Unaudited)

The following tables show the pro-forma impact on Paris Re’s previously reported gross premiums written and net premiums earned as if Paris Re had adopted PartnerRe’s accounting policies effective January 1, 2008. The adjustments to align Paris Re’s accounting policies to those of PartnerRe related to the recognition of gross premiums written on proportional treaties and the earning of premiums commensurate with the seasonality of the underlying exposure.

	For the three months ended
	September 30, 2009	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Gross premiums written

Paris Re (as previously reported)	$222,383	$289,461	$667,223	$66,516	$257,985	$309,417	$768,694
Adjustment to PartnerRe methodology	46,904	39,966	(135,352)	94,446	62,115	33,760	(249,588)

Pro-forma PartnerRe gross premiums written	$269,287	$329,427	$531,871	$160,962	$320,100	$343,177	$519,106

Net premiums earned

Paris Re (as previously reported)	$303,515	$278,570	$299,496	$284,973	$352,147	$298,535	$275,248
Adjustment to PartnerRe methodology	51,915	(50,448)	(18,083)	4,494	57,494	(30,058)	4,634

Pro-forma PartnerRe net premiums earned	$355,430	$228,122	$281,413	$289,467	$409,641	$268,477	$279,882

	For the nine months ended September 30, 2009	For the year ended December 31, 2008
Gross premiums written

Paris Re (as previously reported)	$1,179,067	$1,402,612
Adjustment to PartnerRe methodology	(48,482)	(59,267)

Pro-forma PartnerRe gross premiums written	$1,130,585	$1,343,345

Net premiums earned

Paris Re (as previously reported)	$881,581	$1,210,903
Adjustment to PartnerRe methodology	(16,616)	36,564

Pro-forma PartnerRe net premiums earned	$864,965	$1,247,467

PartnerRe Ltd.

Paris Re Acquisition Related Expenses

(in thousands of U.S. dollars or shares, except per share data)

(Unaudited)

	June 30, 2010	For the three months ended March 31, 2010	December 31, 2009	For the six months ended June 30, 2010	For the year ended December 31, 2009
Acquisition related expenses:
Corporate expenses - acquisition related	$1,798	$2,468	$18,029	$4,266	$36,521
Corporate expenses - voluntary termination plan	33,755	1,409	-	35,164	-
Amortization of intangible assets	7,833	4,803	(6,133)	12,636	(6,133)
Amortization of intangible assets included in acquisition costs (1)	10,388	18,202	46,410	28,590	46,410

Total acquisition related expenses	$53,774	$26,882	$58,306	$80,656	$76,798
Less: Amortization of intangible assets included in acquisition costs	(10,388)	(18,202)	(46,410)	(28,590)	(46,410)

Total acquisition related expenses, excluding those included in acquisition costs	$43,386	$8,680	$11,896	$52,066	$30,388
Divided by:
Weighted average number of common and common share equivalents outstanding	78,796.4	83,328.8	81,441.2	81,050.7	63,890.6
Impact of acquisition related expenses on diluted operating loss or earnings per share, pre-tax	$0.55	$0.10	$0.15	$0.64	$0.48

			Amortization of intangible assets	Amortization of intangible assets included in acquisition costs(1)	Total amortization of intangible assets(3)(4)
Estimated remaining amortization of intangible assets, pre-tax (2) :
For the three months ended September 30, 2010			$10,003	$4,789	$14,792
For the three months ended December 31, 2010			8,822	3,715	12,537

Total for the year ended December 31, 2010			$18,825	$8,504	$27,329
For the year ended December 31, 2011			36,405	8,443	44,848
For the year ended December 31, 2012			31,799	-	31,799
For the year ended December 31, 2013			19,479	-	19,479
For the year ended December 31, 2014 and thereafter			75,239	-	75,239

Total			$181,747	$16,947	$198,694

(1)	A portion of the amortization of intangible assets is included in acquisition costs. Such amount approximates the amount of acquisition costs that would be included for Paris Re had purchase accounting not been applied.

(2)	The estimated amortization of intangible assets is based on estimates of future loss payout and premium earnings patterns. These estimates are continually reviewed and actual results could materially differ from these estimates. Any adjustments will be reflected in the periods in which they are determined.

(3)	Total intangible assets of $206.0 million, $224.3 million and $247.3 million at June 30, 2010, March 31, 2010 and December 31, 2009, respectively, are recorded gross of a deferred tax benefit of $48.6 million, $56.3 million and $63.1 million, respectively.

(4)	Total intangible assets of $206.0 million and $247.3 million at June 30, 2010 and December 31, 2009, respectively, includes a $7.4 million intangible asset related to U.S. licenses that is not being amortized.